Exhibit 99.3

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2009
(In thousands)

			Pro Forma
	First	Community	Adjustments			Pro Forma
	Savings	First	DR	CR	Reference	Combined
ASSETS
Cash and due from banks	$5,067	$3,592	$21,193	$21,022	(d),(e),(h)	$8,830
Interest-bearing dep. with banks and fed funds sold	2,508	3,304	-	-		5,812

Available for sale securities - private label securities	-	18,823	-	5,968	(h)	12,855
Available for sale securities - other debt securities	39,245	33,459	-	-		72,704
Held to maturity securities	7,215	5,239	313	-	(h)	12,767

FHLB and Federal Reserve Bank stock	1,370	3,090	34	290	(d), (e)	4,204
Mortgage loans held for sale	151	1,393	-	-		1,544

Loans	179,520	175,044	-	1,256	(g) - (h)	353,308
Fair value adjustment on loans	-	-	1,169	-	(h)	1,169
Less allowance for loan losses	1,699	2,920	1,006	157	(f), (g)	3,770
Net loans	177,821	172,124	2,175	1,413		350,707

Premises and equipment	4,141	4,133	1,873	-	(c), (h)	10,147
Foreclosed real estate	1,228	287	-	143	(f)	1,372
Accrued interest receivable	1,056	1,254	-	-		2,310
Bank-owned life insurance	3,894	-	-	-		3,894
Goodwill	-	145	4,526	-	(h)	4,671
Amortizable core deposit intangible	-	82	2,659	-	(h)	2,741
Other assets	1,896	3,224	1,479	-	(h)	6,599

Total Assets	$245,592	$250,149	$34,252	$28,836		$501,157

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$7,744	$17,958	$-	$-		$25,702
Interest-bearing	165,166	157,749	-	-		322,915
Fair value adjustment on time deposits	-	-	-	1,774	(h)	1,774
Total deposits	172,910	175,707	-	1,774		350,391

Federal funds purchased and repurchase agreements	-	17,228	-	935	(h)	18,163
FHLB advances	18,708	36,997	-	19,651	(d), (h)	75,356
Accrued interest payable	129	425	-	-		554
Other liabilities	1,680	1,048	-	1,470	(a) - (c)	4,198
Total Liabilities	193,427	231,405	-	23,830		448,662

Stockholders' Equity
Common stock	25	5,985	5,985	-	(h)	25
Surplus	24,263	3,667	3,667	2,000	(d), (h)	26,263
Retained earnings	29,208	9,907	11,577	-	(a)-(c),(f),(h)	27,538
Unearned ESOP shares	(1,830)	-	-			(1,830)
Accumulated other comprehensive income (loss)	499	(815)	-	815	(h)	499
Total Stockholders' Equity	52,165	18,744	21,229	2,815		52,495

Total Liabilities and Stockholders' Equity	$245,592	$250,149	$21,229	$26,645		$501,157

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
NINE MONTHS ENDED JUNE 30, 2009
(In thousands, except per share amounts)

			Pro Forma
	First	Community	Adjustments			Pro Forma
	Savings	First	DR	CR	Reference	Combined

INTEREST INCOME
Loans, including fees	$8,454	$8,943	$75	$-	(i)	$17,322
Investment securities	1,065	2,039	-	282	(i)	3,386
Dividends	30	70	-	-		100
Other	27	3	-	-		30
Total interest income	9,576	11,055	75	282		20,838

INTEREST EXPENSE
Deposit accounts	3,196	2,508	283	-	(i)	5,987
Borrowings	229	1,800	321	-	(i)	2,350
Total interest expense	3,425	4,308	604	-		8,337
Net interest income	6,151	6,747	(529)	282		12,501
Provision for loan losses	400	471	-	-		871

Net interest income after provision for loan losses	5,751	6,276	(529)	282		11,630

OTHER OPERATING INCOME
Service charges on deposit accounts	427	719	-	-		1,146
Secondary market origination fees	24	71	-	-		95
Net securities losses	-	(295)	-	-		(295)
Net gain on derivatives	-	78	-	-		78
Other income	375	298	-	-		673
Total other operating income	826	871	-	-		1,697

OTHER OPERATING EXPENSES
Compensation and benefits	2,779	2,934	-	-		5,713
Occupancy and equipment expense	669	893	30	-	(i)	1,592
Professional fees	330	584	-	-		914
Advertising expenses	128	140	-	-		268
Data processing expenses	477	177	-	-		654
Other expense	2,748	1,012	147	-	(i)	3,907
Total other operating expenses	7,131	5,740	177	-		13,048

Income (loss) before income taxes	(554)	1,407	(706)	282		279
Income tax expense (benefit)	(342)	416	-	195	(i)	(121)
Net income (loss)	$(212)	$991	$(706)	$87		$400

Net income per common share, basic	$(0.09)					$0.17
Weighted average shares outstanding - basic	2,300,848					2,300,848

Net income per common share, diluted	$(0.09)					$0.17
Weighted average shares outstanding - diluted	2,300,848					2,300,848

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
YEAR ENDED SEPTEMBER 30, 2008
(In thousands, except per share amounts)

			Pro Forma
	First	Community	Adjustments			Pro Forma
	Savings	First	DR	CR	Reference	Combined

INTEREST INCOME
Loans, including fees	$11,579	$12,229	$151	$-	(j)	$23,657
Investment securities	713	4,253	-	566	(j)	5,532
Dividends	68	157	-	-		225
Other	163	26	-	-		189
Total interest income	12,523	16,665	151	566		29,603

INTEREST EXPENSE
Deposit accounts	5,741	4,425	1,060	-	(j)	11,226
Borrowings	231	3,367	994	-	(j)	4,592
Total interest expense	5,972	7,792	2,054	-		15,818
Net interest income	6,551	8,873	(1,903)	566		13,785
Provision for loan losses	1,540	351	-	-		1,891

Net interest income after provision for loan losses	5,011	8,522	(1,903)	566		11,894

OTHER OPERATING INCOME
Service charges on deposit accounts	533	1,100	-	-		1,633
Secondary market origination fees	21	146	-	-		167
Net securities losses	-	(5,981)	-	-		(5,981)
Net loss on derivatives	-	(31)	-	-		(31)
Other income	500	278	-	-		778
Total other operating income	1,054	(4,488)	-	-		(3,434)

OTHER OPERATING EXPENSES
Compensation and benefits	3,104	3,750	914	-	(j)	7,768
Occupancy and equipment expense	815	1,190	59	-	(j)	2,064
Professional fees	216	350	390	-	(j)	956
Advertising expenses	142	275	-	-		417
Data processing expenses	599	217	-	-		816
Other expense	1,679	837	360	-	(j)	2,876
Total other operating expenses	6,555	6,619	1,723	-		14,897

Loss before income taxes	(490)	(2,585)	(3,626)	566		(6,437)
Income tax benefit	(300)	(1,013)	-	677	(j)	(1,990)
Net loss	$(190)	$(1,572)	$(3,626)	$(111)		$(4,447)

Net loss per common share, basic	N/A					N/A

Net loss per common share, diluted	N/A					N/A

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The unaudited pro forma condensed combined financial statements are based on the historical financial statements of First Savings Financial Group, Inc. (First Savings) and Community First Bank (Community First) after giving effect to the cash paid by First Savings Bank, F.S.B. (the Bank), the wholly owned subsidiary of First Savings, to consummate the acquisition of Community First, as well as certain pro forma adjustments.

The unaudited pro forma condensed combined balance sheet as of June 30, 2009 is based on the historical balance sheets of First Savings and Community First as of that date, and gives effect to the acquisition transaction as if it had occurred on June 30, 2009.  The pro forma adjustments give effect to events that are directly attributable to the transaction and factually supportable regardless of whether they have continuing impact or are nonrecurring.

The unaudited pro forma condensed combined statements of income are based on the historical statements of income of First Savings and Community First and give effect to the acquisition transaction as if it had occurred at the beginning of the earliest period presented.

In accordance with generally accepted accounting principles in effect for First Savings as of the date of consummation of the acquisition, the acquisition is accounted for as a business combination in accordance with Statement of Financial Accounting Standards No. 141 (SFAS 141).  As such, the transaction is treated as a purchase whereby the purchase price is allocated to the net assets acquired and the assets and liabilities of Community First are recorded at fair value.  In accordance with SFAS 142, Goodwill and Other Intangible Assets, goodwill acquired in a business combination for which the acquisition date is after June 30, 2001 shall not be amortized.  Also, in accordance with this statement, intangible assets other than goodwill acquired in a business combination shall be amortized based on the estimated useful life of the intangible asset unless that life is determined to be indefinite.  The allocation of the purchase price of the acquisition used in these unaudited pro forma condensed combined financial statements is based on the detailed valuation studies necessary to arrive at the required estimates of fair value of the assets acquired and the liabilities assumed of Community First completed as of the date of this document.

Effective September 30, 2009, the Bank completed its acquisition of Community First pursuant to the terms of an Agreement and Plan of Reorganization dated as of April 28, 2009.  The Bank paid $17.13 in cash for each outstanding share of common stock of Community First for total consideration of approximately $20.5 million.

The unaudited pro forma balance sheet should be read in conjunction with the historical financial statements of First Savings and Community First, including the respective notes to those statements.  The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition been consummated as of the date indicated or of the results that may be obtained in the future.

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

Note 2 - Pro Forma Balance Sheet Adjustments

Following is a summary of the pro forma adjustments to reflect the proposed business combination in the pro forma combined balance sheet:

	Debit	Credit
	(In thousands)

(a) Retained earnings	$390
Other liabilities		$390

Pro forma adjustment to recognize a liability for estimated merger transaction costs of Community First incurred prior to or coincident with consummation of the merger.  (No income tax benefit has been assumed)

(b) Retained earnings	$914
Other liabilities		$914

Pro forma adjustment to recognize a liability, net of tax benefit, for compensation costs of Community First incurred prior to or coincident with consummation of the merger as follows:

Change in control agreement severance payments	$1,053
Vesting of restricted stock grants	245
Accrued sick pay	87

Community First compensation costs to be recognized	1,385
Less tax effect at 34% effective tax rate	471

Community First compensation costs to be recognized, net of tax	$914

(c) Premises and equipment	$100
Retained earnings	66
Other liabilities		$166

Pro forma adjustment to recognize a liability, net of tax benefit, for non-recurring merger and restructuring-related expenses and for capital expenditures.

(d) Cash and due from banks	$20,903
FHLB stock	34
FHLB advances		$18,937
Surplus		2,000

Pro forma adjustment to record $2.0 million capital investment in the Bank by First Savings and advances from the Federal Home Loan Bank to provide funds for direct merger-related expenses and cash consideration to shareholders of Community First for the transaction value, and to record the purchase of additional Federal Home Loan Bank stock to maintain 5% capital stock requirement in relation to outstanding advances.

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

Note 2 - Pro Forma Balance Sheet Adjustments - Continued

	Debit	Credit
	(In thousands)

(e) Cash and due from banks	$290
Federal Reserve Bank stock		$290

Pro forma adjustment to record expected redemption of Federal Reserve Bank stock of Community First upon consummation of the merger.

(f) Retained earnings	$300
Allowance for loan losses		$157
Foreclosed real estate		143

Pro forma adjustment to record an additional provision for loan losses and additional valuation allowances on foreclosed real estate of Community First prior to or coincident with consummation of the merger.

(g) Allowance for loan losses	$1,006
Loans		$1,006

Pro forma adjustment to eliminate the estimated specific allowance for loan losses allocated to impaired loans of Community First at June 30, 2009.

(h) Amortizable core deposit intangible	$2,659
Fair value adjustment on held to maturity securities	313
Fair value adjustment on loans	1,169
Fair value adjustment for premises and equipment	1,773
Deferred income taxes	1,479
Goodwill	4,526
Common stock	5,985
Surplus	3,667
Retained earnings	9,907
Cash and due from banks		$21,022
Fair value adjustment for private label securities		5,968
Fair value adjustment for repurchase agreements		935
Fair value adjustment for certificates of deposit		1,774
Fair value adjustment for FHLB advances		714
Loans (reduction under noncompete agreement)		250
Unrealized gain on securities available for sale		815

Pro forma adjustment to recognize estimated core deposit intangible, fair value adjustments for private label securities, held to maturity securities, premises and equipment, repurchase agreements and Federal Home Loan Bank advances, and goodwill for the acquisition of Community First using the purchase method and applying push-down accounting. For the purpose of the pro forma presentation, management has assumed that the fair values of assets acquired and liabilities assumed approximate their carrying amounts except for private label securities, held to maturity securities, loans, premises and equipment, certificates of deposit, repurchase agreements and Federal Home Loan Bank advances.

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

Note 2 - Pro Forma Balance Sheet Adjustments - Continued

Following is a summary of the excess of cost over the fair value of acquired net assets (goodwill) recognized in the pro forma balance sheet as of June 30, 2009 (in thousands):

Expected cost of acquired entity:
Total purchase price (1,197,046 shares @ $17.13 per share)	$20,505
Direct costs of the business combination	432
Noncompete agreement (no economic substance)	335
Total direct cost of Community First stock		$21,272

Pro forma estimated fair value of acquired assets (liabilities) as of June 30, 2009:
Total carrying amount of assets, net of existing intangible assets	$249,922
Total carrying amount of liabilities	(231,405)
Carrying amount of tangible net assets	18,517

Purchase accounting adjustments:
Estimated value of core deposit intangible	2,741
Estimated fair value adjustment for private label securities	(5,968)
Estimated fair value adjustment for held to maturity securities	313
Estimated fair value adjustment for loans	1,169
Estimated fair value adjustment for premises and equipment	1,773
Estimated fair value adjustment for certificates of deposit	(1,774)
Estimated fair value adjustment for repurchase agreements	(935)
Estimated fair value adjustment for FHLB advances	(714)
Net purchase accounting adjustments	(3,395)

Tax effect of purchase accounting adjustments	1,479

Pro forma fair value of net assets acquired		16,601

Estimated goodwill		$4,671

FIRST SAVINGS FINANCIAL GROUP, INC. AND SUBSIDIARIES AND COMMUNITY FIRST BANK
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

Note 3 - Pro Forma Statement of Income Adjustments

Following is a summary of the pro forma adjustments to reflect the proposed business combination in the unaudited pro forma condensed combined statement of income for the nine months ended June 30, 2009:

	Debit	Credit
	(In thousands)

(i) Interest income on loans	$75
Occupancy and equipment - depreciation	30
Other expenses - amortization of core deposit intangible	147
Interest expense on deposits	283
Interest expense on borrowed funds	321
Interest income on securities		$282
Income taxes		195

Following is a summary of the pro forma adjustments to reflect the proposed business combination in the unaudited pro forma condensed combined statement of income for the year ended September 30, 2008:

(j) Interest income on loans	$151
Occupancy and equipment – depreciation	59
Other expenses - amortization of core deposit intangible	294
Interest expense on deposits	1,060
Interest expense on borrowed funds	994
Compensation and benefits - nonrecurring merger related expenses	914
Professional fees - nonrecurring merger related expenses	390
Other expenses - nonrecurring merger related expenses	66
Interest income on securities		$566
Income taxes		677

The above pro forma adjustments are made to recognize the amortization of the purchase accounting fair value adjustments for private label securities, held to maturity securities, loans, time deposits, repurchase agreements, and Federal Home Loan bank advances, and the core deposit intangible amortization and depreciation expense related to the fair value adjustment on premises and equipment for the respective periods assuming the merger took place on October 1, 2007.

The fair value adjustments for securities, loans, premises and equipment and the core deposit intangible have been amortized using the straight-line method over the estimated economic lives of the acquired assets. The fair value adjustments on time deposits, repurchase agreements, and Federal Home Loan Bank advances represents a discount and has been amortized based on the contractual maturities of the liabilities acquired.

The pro forma adjustments also include interest expense on additional Federal Home Loan Bank advances used to provide funds for the transaction. The pro forma adjustment for income taxes has been recognized using a combined effective tax rate of 34%. The nonrecurring merger-related expenses incurred during the period includes legal and professional expenses incurred by Community First to facilitate the merger and no tax benefit has been assumed.